Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Beverly Holdings, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jonathan Roylance, President, Chief Executive Officer, Chief Financial Officer, Secretary and Director of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

            1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

April 25, 2008	By:	/s/ Jonathan Roylance
Jonathan Roylance
President, Chief Executive Officer,Chief Financial Officer, Secretary and Director (Principal Executive, Financial, and Accounting Officer)